Supplement to each currently effective Statement of Additional Information

Kemper Aggressive Growth Fund                                 Kemper Latin America Fund
Kemper Asian Growth Fund                                      Kemper Municipal Bond Fund
Kemper Blue Chip Fund                                         Kemper New Europe Fund, Inc.
Kemper California Tax-Free Income Fund                        Kemper New York Tax-Free Income Fund
Classic Growth Fund                                           Kemper Ohio Tax-Free Income Fund
Kemper Contrarian Fund                                        Kemper Research Fund
Kemper Emerging Markets Growth Fund                           Kemper S&P 500 Index Fund
Kemper Florida Tax-Free Income Fund                           Kemper Short-Term U.S. Government Fund
Kemper Global Blue Chip Fund                                  Kemper Small Cap Value Fund
Global Discovery Fund                                         Kemper Small Cap Value+Growth Fund
Kemper Global Income Fund                                     Kemper Small Capitalization Equity Fund
Kemper Growth Fund                                            Kemper Strategic Income Fund
Kemper High Yield Fund                                        Kemper Target 2011 Fund
Kemper High Yield Fund II                                     Kemper Technology Fund
Kemper High Yield Opportunity Fund                            Kemper Total Return Fund
Kemper Horizon 20+ Portfolio                                  Kemper U.S. Government Securities Fund
Kemper Horizon 10+ Portfolio                                  Kemper U.S. Growth and Income Fund
Kemper Horizon 5 Portfolio                                    Kemper U.S. Mortgage Fund
Kemper Income and Capital Preservation Fund                   Value Fund
Kemper Intermediate Municipal Bond Fund                       Kemper Value+Growth Fund
Kemper International Fund                                     Kemper-Dreman Financial Services Fund
Kemper International Research Fund                            Kemper-Dreman High Return Equity Fund
Kemper Large Company Growth Fund

The following information supplements the disclosure in the "Investment Policies and Techniques" section of each Statement of Additional Information for each
Fund:

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Scudder Kemper Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

December 1, 2000